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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          ---------------------------

        Date of report (Date of earliest event reported): May 3, 1999


                           NATIONAL PROCESSING, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                   Ohio                                   1-11905                        61-1303983
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(State or other jurisdiction of incorporation)      (Commission File No.)     (IRS Employer Identification No.)
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1231 Durrett Lane Louisville, Kentucky                                  40285
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(Address of Principal Executive Offices)                              (Zip Code)


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

       Registrant's telephone number, including area code: (502) 326-7000


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS AND ITEM 5. OTHER EVENTS

         On May 3, 1999, the Registrant issued a Press Release announcing that National Processing Company ("NPC") has closed on the previously announced sale of its Freight Services and Corporate Payables business lines.

         Reflecting final negotiations prior to closing, the transaction is valued at approximately $25 million. A loss on the sale of the Freight and Payables businesses was included in the charge taken by the Registrant in the first quarter.

         On May 6, 1999, the Registrant issued a Press Release announcing that
NPC has reached a definitive agreement with First Tennessee Bank, National
Association, a subsidiary of First Tennessee National Corporation, for the sale of NPC's Remittance Processing unit with locations in Louisville, Dallas, Atlanta and Phoenix. The Remittance Processing business line performs services including the receipt of payments on behalf of customers and performance of related posting and settlements of customers' accounts receivable systems. The transaction, valued at approximately $6 million, is expected to close shortly.

         Robert E. Showalter, president and chief executive officer of National
Processing, said, "The sale of the Remittance Processing unit will permit
National Processing to focus on core business lines, including merchant credit card processing, imaging and travel-related businesses." Remittance Processing is the last of four NPC business units to be sold, two of which have already closed, and the third sale is pending. The Registrant included in its first quarter 1999 results a charge to reflect the actual and estimated costs to divest these business lines, including Remittance Processing.

         First Tennessee's President of Business Financial Service John C.
Kelley Jr. said, "We are pleased with this acquisition, since it fits well with our long-term strategy for developing our remittance processing business. We intend to offer employment to current employees and to continue serving existing clients, as well as seek expanded business opportunities."

         Reference is made to the Press Releases, dated May 3 and May 6, 1999, copies of which are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (a)   Financial Statements of business acquired:
         -----------------------------------------

         None.

   (b)   Pro forma financial information:
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         None.

   (c)   Exhibits.
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         99.1 Press Release, dated May 3, 1999, incorporated herein by reference.


         99.2 Press Release, dated May 6, 1999, incorporated herein by reference.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL PROCESSING, INC.

                                        By: /s/ Carlton E. Langer
                                           -------------------------------------
                                            Name:  Carlton E. Langer
                                            Title: Secretary


Dated: May 21, 1999


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